Exhibit 99.1

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UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	08/28/16 - 10/1/16

		Federal Tax I.D. #	31-1443880

CORPORATE MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation	MOR-1 (CON’T)	Yes
Copies of bank statements			Yes
Cash disbursements journals			Yes
Statement of Operations Consolidated	MOR-2	Yes
Statement of Operations by Legal Entity	MOR-2 (CON’T)	Yes
Balance Sheet Consolidated	MOR-3	Yes
Balance Sheet by Legal Entity	MOR-3 (CON’T)	Yes
Statement of Cash Flows	MOR-3 CASH FLOW		Yes
Status of Post-petition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt			Yes
Copies of tax returns filed during reporting period			Yes
Summary of Unpaid Post-petition Debts	MOR-4	Yes
Listing of Aged Accounts Payable			Yes
Post Petition Status of Secured Notes, Leases Payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	Yes
Taxes Reconciliation and Aging	MOR-5	Yes
Payments to Insiders and Professional	MOR-6	Yes
Debtor Questionnaire	MOR-7	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ William A. Brandt, Jr.	Date: 11/15/2016
Signature of Authorized Individual

William A. Brandt, Jr.	Date: 11/15/2016
Printed Name of Authorized Individual

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GLOBAL NOTES AND STATEMENTS OF LIMITATIONS AND DISCLAIMERS REGARDING THE DEBTORS’ MONTHLY OPERATING REPORTS

On May 4, 2016 (the “Commencement Date”), Aéropostale, Inc. and its subsidiaries (collectively, the “Debtors”),1 each commenced a voluntary case under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York. The Debtors are authorized to operate their businesses and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On May 5, 2016, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Bankruptcy Rule 1015(b). On May 11, 2016, the United States Trustee for Region 2 (the “U.S. Trustee”) appointed an official committee of unsecured creditors pursuant to section 1102(a)(1) of the Bankruptcy Code (the “Creditors’ Committee”).

The Debtors are filing their consolidated monthly operating report (the “MOR”) solely for purposes of complying with the monthly operating requirements applicable in the Debtors’ chapter 11 cases. The MOR is in a format acceptable to the U.S. Trustee. The MOR should not be relied upon by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates.

These following notes and statements and limitations should be referred to, and referenced in connection with, any review of the MOR.

1.
Basis of Presentation. For financial reporting purposes, the Debtors generally prepare consolidated financial statements, which include information for Aéropostale, Inc. and its Debtor affiliates. The financial statements and information contained herein are unaudited and preliminary. The Debtors are maintaining their books and records in accordance with generally accepted accounting principles (“GAAP”) and the information furnished in this MOR uses the companies’ normal accrual method of accounting. In preparing the MOR, the Debtors relied on financial data derived from their books and records that was available at the time of preparation. Subsequent information or discovery may result in material changes to the MOR and errors or omissions may exist. Notwithstanding any such discovery, new information, or errors or omissions, the Debtors do not undertake any obligation or commitment to update the MOR.

2.
Reporting Period. Unless otherwise noted herein, the MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period. Except as otherwise noted, no adjustments have been made for activity occurring after the close of the reporting period.

3.
Consolidated Entity Accounts Payable and Disbursement Systems.  As  described  in  the  Cash Management Motion,[2] the Debtors utilize an integrated, centralized cash management system, in the ordinary course of business, to collect, concentrate, and disburse funds generated by their operations (the “Cash Management System”). The Debtors maintain a consolidated accounts payable and disbursements system to pay operating and administrative expenses through various disbursement accounts. In the ordinary course of business, the Debtors maintain business relationships among each other, which result in intercompany receivables and payables (the “Intercompany Claims”) arising from intercompany transactions (the “Intercompany Transactions”). As set forth more fully in the Debtors’ Cash Management Motion, the primary Intercompany Transactions giving rise to Intercompany Claims are cash receipts activities, disbursement activities, inventory purchases, and expense allocations. Historically, Intercompany Claims are not settled by actual transfers of cash among the Debtors. Instead, the Debtors track all Intercompany Transactions in their accounting system, which concurrently are recorded on the applicable Debtors’ balance sheets. The Debtors have attempted to identify disbursements on an individual Debtor basis. However, because the Debtors generally track and report their financial information on a consolidated basis some errors may exist and adjustments in future reporting may be necessary.

1 The Debtors in these chapter 11 cases and the last four digits of each Debtor’s federal tax identification number, as applicable, are as follows: Aéropostale, Inc. (3880); Aéropostale West, Inc. (7013); Jimmy’Z Surf Co., LLC (0461); Aero GC Management LLC (4257); Aeropostale Procurement Company, Inc. (8518); Aeropostale Licensing, Inc. (8124); P.S. from Aeropostale, Inc. (5900); GoJane LLC (4923); Aeropostale Holdings, Inc. (7729); and Aeropostale Puerto Rico, Inc. (6477). The Debtors’ corporate headquarters is located at 125 Chubb Avenue, 5th Floor, Lyndhurst, NJ 07071.

2 Motion of Debtors Pursuant to 11 U.S.C. §§ 105(a), 363, 364, 503, and 507 for Interim and Final Authority to (I) Continue Using Existing Cash Management System, Bank Accounts, and Business Forms, (II) Implement Changes to the Cash Management System in the Ordinary Course of Business, (III) Continue Intercompany Transactions, (IV) Provide Administrative Expense Priority for Postpetition Intercompany Claims and for Related Relief [ECF No. 7] (the “Cash Management Motion”).

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4.
Accuracy. The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors are not liable for and undertake no responsibility to indicate variations from securities laws or for any evaluations of the Debtors based on this financial information or any other information.

5.
Debtor in Possession Financing. On June 13, 2016, the Bankruptcy Court entered the Final Order Pursuant to 11 U.S.C. §§ 105, 361, 362, 363 and 364 and Rules 2002, 4001, and 9014 of the Federal Rules of Bankruptcy Procedure (I) Authorizing Incurrence by the Debtors of Postpetition Secured Indebtedness, (II) Granting Liens, and (III) Authorizing Use of Cash Collateral by the Debtors and Providing for Adequate Protection, and (IV) Modifying the Stay [ECF No. 298] (the “DIP Order”), which approved and authorized the Debtors to access up to $160,000,000 in postpetition financing and to provide the Debtors’ prepetition secured parties adequate protection on the terms and conditions set forth in the DIP Order. Please see the DIP Order for additional detail. Descriptions of the Debtors’ prepetition debt structure and the collateral relating to the bank debt are contained in the Declaration of David J. Dick Pursuant to Local Rule 1007-2 for the Southern District of New York [ECF No. 4]. Reference to the applicable loan agreements and related documents is necessary for a complete description of the collateral and the nature, extent, and priority of liens. On Septembe 15, 2016, the Debtors indefeasibly paid in full the DIP obligations.

6.
Payment of Prepetition Claims Pursuant to First Day Orders. Within the first two days of the Debtors’ chapter 11 cases, the Bankruptcy Court entered orders (the “First-Day Orders”) authorizing, but not directing, the Debtors to, among other things, pay certain prepetition (a) service fees and charges assessed by the Debtors’ banks and debit and credit card companies; (b) claims of warehousemen and miscellaneous lien claimants; (c) certain insurance obligations; (d) obligations to “critical vendors”; (e) customer programs obligations; (f) employee wages, salaries, and related items, including employee benefit programs and independent contractor obligations; and (g) taxes and assessments. To the extent any payments were made on account of such claims following the commencement of these chapter 11 cases pursuant to the authority granted to the Debtors by the Bankruptcy Court under the First Day Orders, such payments have been included in the MOR unless otherwise noted.

7.	Liabilities Subject to Compromise. Any amount classified as liabilities subject to compromise are estimates and are subject to future change and adjustment.

8.
Reservation of Rights. The Debtors reserve all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 cases.

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In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	08/28/16 - 10/1/16

Disbursements for the period 8/28/2016 through 10/1/2016

MOR-1
($ in 000’s)

Case	Debtor	Total for Reporting Period	Quarter to Date
16-11275	Aéropostale, Inc.	$ 8,740	$ 73,273
16-11276	Aéropostale Procurement Co, Inc.	16,238	158,624
16-11277	Aéropostale West, Inc.	254	7,145
16-11278	Jimmy’Z Surf Co. LLC	0	0
16-11279	Aéro GC Management LLC	27	91
16-11280	Aéropostale Licensing, Inc.	28	104
16-11281	GoJane LLC	1,725	7,084
16-11282	P.S. from Aéropostale, Inc.	362	3,034
16-11283	Aéropostale Puerto Rico, Inc.	24	716
16-11285	Aéropostale Holdings, Inc.	0	0
		$ 27,398	$ 250,071

Note: A portion of the disbursements from certain Debtors may be subject to allocations to, or reimbursement from, other Debtors.

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In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	08/28/16 - 10/1/16

Bank Account Reconciliations
MOR-1
(Unaudited)

Case No.	Debtor	Bank Name	Account No.	Bank Balance 9/30/16	GL Balance 10/01/16
16-11275	Aéropostale Inc.	Bank of America Utility Deposits	***0747	418,110.00	129,083,281.69
16-11275	Aéropostale Inc.	Bank of America Texas Escrow	***7404	220,205.35
16-11275	Aéropostale Inc.	Bank of America FFE	***7572	114,035,959.64
16-11275	Aéropostale Inc.	Bank of America Profesional Fees Acquisition	***7857	14,227,088.51
16-11275	Aéropostale Inc.	Bank of America Concentration Reconciliation	***8175	0.00
16-11276	Aéropostale Inc.	Wells Fargo - Zumiez Escro	***7900	1,231,289.74	1,229,302.84
16-11277	Aéropostale Inc.	Citibank	***1768	18,300,000.00	18,300,000.00
16-11278	Aéropostale Inc.	Citibank	***2768	23,778,183.60	23,780,770.39
Corporate Account Subtotal Cash and Cash Equivalents				$ 172,210,836.84	$ 172,393,354.92

Non-Corporate Account Subtotal Cash and Cash Equivalents(a)				$ -	$ -
Total Cash and Cash Equivalents				$ 172,210,836.84	$ 172,393,354.92

Note:
a) Non-Corporate Accounts were transferred to Aero Opco, LLC, including store depository accounts.
All bank accounts are reconciled each period when statements are received.  Difference between the GL and bank balances are either outstanding checks or reconciling items typically cleared in the following period. Copies of bank statements, disbursement journals and reconciliations are not attached to this Monthly Operating Report; however, the Debtors will provide further information to the U.S. Trustee upon request.

Cash and Cash Equivalents in this MOR-1 represents cash held in restricted accounts and reported as Restricted Cash on the Balance Sheet.

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In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	08/28/16 - 10/1/16

CONSOLIDATED STATEMENT OF OPERATIONS (Income Statement)

MOR-2
(Unaudited - $ in 000’s)

Net sales	$ 96,097

Cost of sales (including certain buying, occupancy and warehousing expenses)	110,864

Gross profit	(14,767)

Selling, general and administrative expenses	33,788

Profit (Loss) from operations	(48,555)

Interest expense	15,356

Profit (Loss) before income taxes	(63,911)

Income tax expense	-

Net income (loss)	$ (63,911)

NOTE - This Income Statement is preliminary and does not include a provision for Income Tax.

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In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	08/28/16 - 10/1/16

STATEMENT OF OPERATIONS BY LEGAL ENTITY (Income Statement)
MOR-2
(Unaudited - $ in 000’s)

	Aéropostale, Inc.	Aero GC Management LLC	Aéropostale West	Aéropostale Puerto Rico	PS from Aéropostale	Aéropostale Procurement Co.	Jimmy’Z Surf Co., LLC	Aéropostale Licensing	GoJane LLC	Aéropostale Holdings	Elimination Company (a)	Consolidated U.S. Companies
	1	2	3	4	5	6	7	9	10	78	98

Net sales	$ 71,983	$ 176	$ 15,162	$ 1,245	$ 3,261	$ 43,065	$ -	$ 2,056	$ 2,215	$ -	$ (43,065)	$ 96,097

Cost of sales (including certain buying, occupancy and warehousing expenses)	114,490	0	4,733	(116)	1,886	42,796	0	81	1,806	0	(54,813)	$ 110,864

Gross profit	(42,508)	176	10,429	1,360	1,375	269	0	1,975	409	0	11,748	$ (14,767)

Selling, general and administrative expenses	31,773	11	1,574	126	358	(245)	0	211	(18)	0	0	$ 33,788

Profit (Loss) from operations	(74,280)	166	8,855	1,235	1,017	514	0	1,763	427	0	11,748	$ (48,555)

Interest expense	15,356	0		0	0	0	0	0	0	0	0	$ 15,356

Profit (Loss) before income taxes	(89,637)	166	8,855	1,235	1,017	514	0	1,763	427	0	11,748	$ (63,911)

Income tax expense (b)	0	0	0	0	0	0	0	0	0	0	0	$ -

Net income (loss)	$ (89,637)	$ 166	$ 8,855	$ 1,235	$ 1,017	$ 514	$0	$ 1,763	$ 427	$0	$ 11,748	$ (63,911)

(a)	Elimination Company is not a legal entity. It is included in the balance sheet to reflect entries to eliminate intercompany transactions to produce accurate consolidated financial statements.
(b)	This Income Statement is preliminary and does not include a provision for Income Tax.

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In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	08/28/16 - 10/1/16

BALANCE SHEET

MOR-3
(Unaudited - $ in 000’s)

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$ 172,393
Merchandise Inventory	137,979
Prepaid Expenses	26,034
Tax Refunds Receivable	3,562
Other Current Assets	25,532

TOTAL CURRENT ASSETS	$ 365,500
Fixtures, Equipment & Improvements	(18)
Intangibles	21,762
Investment in Subsidiary	92,733
Restricted Cash Non-Current	-
Deferred Financing	3,484
Other Assets	1,593

TOTAL ASSETS	$ 485,054

LIABILITIES & SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable	$ 62,786
Accrued Expense	57,262
Deferred Income	243,300
Current Loan Payable	171,375
Crystal Loan Payble	-
Intercompany	(6,452)

TOTAL CURRENT LIABILITIES	$ 528,271
Deferred Rent,Tenant Allowance	4,035
Retirement Benefit Plan Liability	6,151
Uncertain Tax Liability Reserves	2,093
Unearned Vendor Rebate	10,064
Other Non Current Liabilities	1,555
Non-Current Loan Payable	0

TOTAL LIABILTIES	$ 552,169

SHAREHOLDERS’ EQUITY
Common Stock	$ 817
Additional Paid-in-Capital	257,634
Other Comprehensive Income	1,177
Retained Earnings	(322,978)
Treasury Stock	(3,765)

TOTAL SHAREHOLDERS’ EQUITY	$ (67,115)

TOTAL LIABILTIES & SHAREHOLDER EQUITY	$ 485,054

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In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	08/28/16 - 10/1/16

BALANCE SHEET

MOR-3
(Unaudited - $ in 000’s)

	Aéropostale, Inc.	Aero GC Management LLC	Aéropostale West	Aéropostale Puerto Rico	PS from Aéropostale	Aéropostale Procurement Co.	Jimmy’Z Surf Co., LLC	Aéropostale Licensing	GoJane LLC	Aéropostale Holdings	Elimination Company (a)	Consolidated U.S. Companies

	1	2	3	4	5	6	7	9	10	78	98
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$ 172,393	$ -	$ -	$ -	$ -			$ -	$ -			$ 172,393
Merchandise Inventory	103,082		18,414	1,814	2,855	10,236	1		1,568		9	$ 137,979
Prepaid Expenses	21,699	228	1,759	212	55	774		1,308	(1)			$ 26,034
Prepaid Taxes	3,443			119								$ 3,562
Other Current Assets	(26,005)	567	32,056	846	1,627	3,973		10,869	1,599			$ 25,532

TOTAL CURRENT ASSETS	$ 274,612	$ 795	$ 52,229	$ 2,991	$ 4,537	$ 14,983	$ 1	$ 12,177	$ 3,166		$ 9	$ 365,500
Fixtures, Equipment & Improvements	(17,637)		9,516	2,238	814	3,039		115	1,897			$ (18)
Intangibles									21,762			$ 21,762
Investment in Subsidiary	153,447		23,145		32,575					92,733	(209,167)	$ 92,733
Restricted Cash Non-Current	-											$ -
Deferred Financing	3,484											$ 3,484
Other Assets	1,294		25	37	12	225						$ 1,593

TOTAL ASSETS	$ 415,200	$ 795	$ 84,915	$ 5,266	$ 37,938	$ 18,247	$ 1	$ 12,292	$ 26,825	$ 92,733	$ (209,158)	$ 485,054

LIABILITIES & SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts Payable	37,963				278	24,421			124			$ 62,786
Accrued Expense	2,515	12,685	3,657	678	1,089	34,969	70	488	1,055		56	$ 57,262
Deferred Income	243,300											$ 243,300
Current Loan Payable	171,375											$ 171,375
Crystal Loan Payble												$ -
Intercompany	739,379	(44,676)	(485,423)	3,509	222,366	(378,411)	59,127	(112,746)	(9,578)	1		$ (6,452)

TOTAL CURRENT LIABILITIES	$ 1,194,532	$ (31,991)	$ (481,766)	$ 4,187	$ 223,733	$ (319,021)	$ 59,197	$ (112,258)	$ (8,399)	$ 1	$ 56	$ 528,271
Deferred Rent,Tenant Allowance	2,638		63	5	2	700			627			$ 4,035
Retirement Benefit Plan Liabilities	6,151											$ 6,151
Uncertain Tax Liability Reserves	76		2,017									$ 2,093
Unearned Vendor Rebate						10,064						$ 10,064
Other Non Current Liabilities	61,007		(59,628)					176				$ 1,555
Non-Current Loan Payable												0

TOTAL LIABILTIES	$ 1,264,404	$ (31,991)	$ (539,314)	$ 4,192	$ 223,735	$ (308,257)	$ 59,197	$ (112,082)	$ (7,772)	$ 1	$ 56	$ 552,169

SHAREHOLDERS’ EQUITY
Common Stock	816		1									$ 817
Additional Paid-in-Capital	257,635		25,134	3,001	32,576	23,145	1	1	32,575	92,733	(209,167)	$ 257,634
Other Comprehensive Income	1,177											$ 1,177
Retained Earnings	(1,105,067)	32,786	599,094	(1,927)	(218,373)	303,359	(59,197)	124,373	2,022	(1)	(47)	$ (322,978)
Treasury Stock	(3,765)											$ (3,765)

TOTAL SHAREHOLDERS’ EQUITY	$ (849,204)	$ 32,786	$ 624,229	$ 1,074	$ (185,797)	$ 326,504	$ (59,196)	$ 124,374	$ 34,597	$ 92,732	$ (209,214)	$ (67,115)

TOTAL LIABILTIES & SHAREHLD EQUITY	$ 415,200	$ 795	$ 84,915	$ 5,266	$ 37,938	$ 18,247	$ 1	$ 12,292	$ 26,825	$ 92,733	$ (209,158)	$ 485,054

(a)	Elimination Company is not a legal entity. It is included in the balance sheet to reflect entries to eliminate intercompany transactions to produce accurate consolidated financial statements.

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In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	08/28/16 - 10/1/16

STATEMENT OF CASH FLOWS

MOR-3

Due to the sale of substantially all of the Debtors’ assets during the reporting period and the complexity of the transaction, the Debtors continue to reconcile the general ledger accounts and update the financial reporting. The Debtors will modify the financial statements as needed.

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In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	08/28/16 - 10/1/16

STATUS OF POST-PETITION TAXES

MOR-4

Federal	Beginning Tax	Amount Withheld	Amount Paid	Date Paid	Amount Accrued	Ending Tax
Withholding:
Aéropostale, Inc.	$0		$ 1,530,519	9/2,9/9,9/16,9/23,9/30		$0
Aéropostale West	0		286,068	9/2,9/16,9/30		$0
PS from Aéropostale	0		21,300	9/2,9/16,9/30		$0
Licensing	0		26,424	9/2,9/16,9/30		$0
Procurement	0		374,994	9/2,9/16,9/30		$0
Aéropostale Puerto Rico	0		-	9/2,9/16,9/30		$0
GoJane LLC	0		56,640	9/2,9/16,9/30		$0
FICA-Employee
Aéropostale, Inc.	0		992,198	9/2,9/9,9/16,9/23,9/30		$0
Aéropostale West	0		212,520	9/2,9/16,9/30		$0
PS from Aéropostale	0		16,574	9/2,9/16,9/30		$0
Licensing	0		6,492	9/2,9/16,9/30		$0
Procurement	0		125,206	9/2,9/16,9/30		$0
Aéropostale Puerto Rico	0		14,862	9/2,9/16,9/30		$0
GoJane LLC	0		15,350	9/2,9/16,9/30		$0
FICA-Employer
Aéropostale, Inc.	0		987,780	9/2,9/9,9/16,9/23,9/30		$0
Aéropostale West	0		212,520	9/2,9/16,9/30		$0
PS from Aéropostale	0		16,574	9/2,9/16,9/30		$0
Licensing	0		6,172	9/2,9/16,9/30		$0
Procurement	0		122,283	9/2,9/16,9/30		$0
Aéropostale Puerto Rico	0		14,862	9/2,9/16,9/30		$0
GoJane LLC	0		14,497	9/2,9/16,9/30		$0
Unemployment
Aéropostale, Inc.	0		23,407	9/2,9/9,9/16,9/23,9/30		$0
Aéropostale West	0		5,486	9/2,9/16,9/30		$0
PS from Aéropostale	0		512	9/2,9/16,9/30		$0
Licensing	0		77	9/2,9/16,9/30		$0
Procurement	0		77	9/2,9/16,9/30		$0
Aéropostale Puerto Rico	0		320	9/2,9/16,9/30		$0
GoJane LLC	0		38	9/2,9/16,9/30		$0
Income
Other:_____________
Total Federal Taxes	$0	$ -	$ 5,083,750		$0	$0

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In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	08/28/16 - 10/1/16

STATUS OF POST-PETITION TAXES

MOR-4

State and Local	Beginning Tax	Amount Withheld	Amount Paid	Date Paid	Amount Accrued	Ending Tax
Withholding - Employee
Aéropostale, Inc.	0		427,696	9/2,9/9,9/16,9/23,9/30		$0
Aéropostale West	0		84,572	9/2,9/16,9/30		$0
PS from Aéropostale	0		3,943	9/2,9/16,9/30		$0
Licensing	0		10,457	9/2,9/16,9/30		$0
Procurement	0		146,128	9/2,9/16,9/30		$0
Aéropostale Puerto Rico	0		12,689	9/2,9/16,9/30		$0
GoJane LLC	0		19,491	9/2,9/16,9/30		$0
Withholding - Employer
Aéropostale, Inc.	0		71,818	9/2,9/9,9/16,9/23,9/30		$0
Aéropostale West	0		28,372	9/2,9/16,9/30		$0
PS from Aéropostale	0		1,615	9/2,9/16,9/30		$0
Licensing	0		890	9/2,9/16,9/30		$0
Procurement	0		10,067	9/2,9/16,9/30		$0
Aéropostale Puerto Rico	0		2,355	9/2,9/16,9/30		$0
GoJane LLC	0		306	9/2,9/16,9/30		$0
Sales Tax:
Aéropostale, Inc.	3,629,971	4,077,696	5,052,212	9/19	71,368	$ 2,726,823
Aéropostale West	-	1,315,055	1,315,055	9/19		$0
Aéropostale Puerto Rico	124,347	143,615	140,998	9/19		$ 126,965
PS from Aéropostale	217,661	181,817	268,317	9/19	-	$ 131,161
GoJane LLC	13,486	14,650	13,486	9/19		$ 14,650
Excise
Unemployment (a)
Real Property (b)
Personal Property
Aéropostale, Inc.	807,807		56,003		15,565	$ 767,369
Aéropostale West	-		7,531		9,619	$ 2,088
Aéropostale Puerto Rico	104,821				3,221	$ 108,043
PS from Aéropostale	66,889				1,146	$ 68,036

Other:_____________
Total State and Local	$4,964,983	$ 5,732,833	$ 7,673,999	$213,160	$100,920	$ 3,945,134

Total Taxes	$ 4,964,983	$ 5,732,833	$ 12,757,749	$ 213,160	$ 100,920	$ 3,945,134

(a)	Included with State Withholding
(b)	Debtor does not own any real property

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In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	08/28/16 - 10/1/16

SUMMARY OF UNPAID POST-PETITION DEBTS

MOR-4

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 91	Total
Accounts Payable	$ 1,451,876	$6,376,364	-$1,099,569	$108,035	$36,098	$ 6,872,803
Wages Payable	0	0	0	0	0	$ -
Taxes Payable	3,945,134	0	0	0	0	$ 3,945,134
Rent/Leases Building		0	0	0	0	$ -
Rent/Leases Equipment	0	0	0	0	0	$0
Secured Debt/Adequate Protection Payments	0	0	0	0	0	$0
Professional Fees	0	0	0	0	0	$0
Amounts Due to Insiders	0	0	0	0	0	$0
Other:______________	0	0	0	0	0	$0
Total Post-petition Debts	$ 5,397,011	$6,376,364	-$1,099,569	$108,035	$36,098	$ 10,817,937

Support for items on MOR-4 may be made available upon request.

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In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	08/28/16 - 10/1/16

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

MOR-5
Unaudited

Accounts Receivable Reconcilation	Amount
Total Accounts Receivable at the beginning of reporting period	$ 10,321,891
Plus: Amounts billed during the period	2,365,544
Less: Amounts collected during the period	(2,037,994)
Total Accounts Receivable at the end of the reporting period	$ 10,649,441

Accounts Receivable Aging	0-30	31-60	61-90	Over 91	Total
0 - 30 days old	5,478,365				5,478,365
31 - 60 days old		3,925,793			3,925,793
61 - 90 days old			806,214		806,214
91+ days old				1,223,441	1,223,441
Total Accounts Receivable					0

Less: Bad Debts (Amounts considered uncollectible)				(784,371)	(784,371)

Net Accounts Receivable	$5,478,365	$3,925,793	$806,214	$439,070	$10,649,442

Note: Credit card receivables are recorded in MOR-1 with cash and cash-equivalent balance.

TAXES RECONCILIATION AND AGING

Taxes Payable	0-30	31-60	61-90	Over 91	Total
Total Taxes Payable	$ 3,945,134				$ 3,945,134

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In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	08/28/16 - 10/1/16

PAYMENTS TO INSIDERS AND PROFESSIONALS

MOR-6

INSIDERS[1,2]
NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
Multiple	Salary	344,423	1,262,885
Multiple	Auto Allowance	3,923	14,384
TOTAL PAYMENTS TO INSIDERS		$348,346	$1,277,269

PROFESSIONALS[3]
NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID*
Weil, Gotshal & Manges	6/13/2016	$ 2,288,649	$ 1,844,323	$ 5,507,736	$ 1,331,872
Prime Clerk	6/13/2016	-	-	682,503	-
Stifel	6/13/2016	-	-	1,483,544	350,000
Province	6/13/2016	634,141	508,176	508,176	125,965
FTI	6/13/2016	-	-	1,342,970	323,030
TOTAL PAYMENTS TO PROFESSIONALS		$ 2,922,790	$ 2,352,500	$ 9,524,930	$ 2,130,867

DIP FINANCING / PREPETITION (ABL LENDER)
NAME OF CREDITOR	INITIAL DRAW	ADDITIONAL DRAWS	PAID DOWN	ENDING BALANCE	FEES PAID
Crystal Finance (DIP Agent)	$ 84,247,910	$ 494,973,406	$ (579,221,316)	$ -	$ 9,924,086
Schulte Roth (DIP Legal)					236,350
Proskauer (DIP Legal)					2,241,498
TOTAL	$ 84,247,910	$ 494,973,406	$ (579,221,316)	$ -	$ 12,401,934

1Represents payments made by the Debtors to persons considered to be “insiders” under the Bankruptcy Code during the reporting period. The total is shown on a cash basis, reflecting the actual amounts received, net of any applicable taxes, withholdings or other deductions. The total includes regular payroll, fees and expense reimbursements.

2Persons included as “insiders” have been included for informational purposes only. The Debtors do not concede or take any position with respect to:
(a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she is not an “insider” under applicable law, including, without limitation, the federal securities laws or with respect to any theories of liability or for any other purpose. Further, the inclusion of a party as an “insider” is not an acknowledgement or concession that such party is an “insider” under applicable bankruptcy law.

3On June 3, 2016, the Bankruptcy Court entered the order establishing procedures for interim compensation and reimbursement of expeneses of professionals (ECF No. 251). Any payments made by the Debtors to estate professionals will be in accordance with the terms and conditions set forth therein. The debtos have funded an escrow accoutn with month-end balacne of $19,043,000 for professionals pursuant to the final order

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In re	Aéropostale, Inc., et al.	Case No.	16-11275
	Debtors	Reporting Period:	08/28/16 - 10/1/16

DEBTOR QUESTIONNAIRE

MOR-7

	Must be completed each month. If the answer to any of the questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
1	Have any assets been sold or transferred outside the normal course of business this reporting period?	X (a)

2	Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X

3	Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X

4	Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X

5	Is the Debtor delinquent in paying any insurance premium payment?		X

6	Have any payments been made on pre-petition liabilities this reporting period?		X

7	Are any post petition receivables (accounts, notes or loans) due from related parties?	X (b)

8	Are any post petition payroll taxes past due?		X
9	Are any post petition State or Federal income taxes past due?		X
10	Are any post petition real estate taxes past due?		X
11	Are any other post petition taxes past due?		X
12	Have any pre-petition taxes been paid during this reporting period?		X
13	Are any amounts owed to post petition creditors delinquent?	X ( c )
14	Are any wage payments past due?		X
15	Have any post petition loans been been received by the Debtor from any party?		X

16	Is the Debtor delinquent in paying any U.S. Trustee fees?		X
17	Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X

18	Have the owners or shareholders received any compensation outside of the normal course of business?		X

a) The Debtors’ consummated a transaction involving substantially all of their assets pursuant to two orders of the Bankruptcy Court [ECF Nos. 808 and 809].
b) Intercompany accounts are maintained in accordance with the order approving the Debtors’ cash management system.

c) The Debtors’ continue to analyze the outstanding accounts payable. Since the end of the reporting period, the Debtors’ continued to make payments based on the interim order approving cash collateral [ECF No. 910].